UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 15, 2020

(Date of earliest event reported)

YUMA  ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37932 (Commission File Number)	94-0787340 (IRS Employer Identification No.)

1177 West Loop South, Suite 1825

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 968-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	YUMA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03   Bankruptcy or Receivership

On April 15, 2020, the Company and three of its subsidiaries Yuma Exploration and Production Company, Inc., Davis Petroleum Corp., and The Yuma Companies, Inc. (collectively, the Company and the filing subsidiaries, the “Debtors”), filed voluntary Chapter 11 petitions for relief under the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”).

The Debtors intend to use the Chapter 11 process to implement the orderly liquidation of their assets in an effort to maximize values and recoveries to stakeholders.  The Debtors intend to seek immediate court approval to conduct an auction for substantially all of their assets, which primarily consist of operating and non-operating interests in several properties in Louisiana, Texas, Wyoming and Oklahoma.  The auction is expected to occur within the first 90 days of the bankruptcy filings.

The Debtors may negotiate to obtain a new Debtor-in-Possession (“DIP”) financing to provide working capital to support normal operations and the sale of assets during the Chapter 11 process.  However, it is not certain that these negotiations to obtain DIP financing will be successfully completed.

Item 5.02   Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 10, 2020, Anthony C. Schnur resigned from his executive positions of Interim Chief Executive Officer, Interim Chief Financial Officer, and Chief Restructuring Officer at Yuma Energy, Inc.  Mr. Schnur was recently hired by Ankura Consulting Group, LLC (“Ankura”), and Mr. Schnur will oversee the operation of the Debtors during the bankruptcy process as he provides his services to the Company through Ankura.  On April 13, 2020, Mr. Schnur was reappointed Chief Restructuring Officer of the Company.

A copy of the press release is included herewith as Exhibit 99.1, and the information in the press release is incorporated by reference into this Item 1.03, and Item 5.02.

Item 8.01.   Other Events

On April 15, 2020, the Debtors filed an emergency motion with United States Bankruptcy Court for the Northern District of Texas an emergency motion for entry of an order (i) extending time to file (a) schedules of assets and liabilities, (b) schedules of current income and expenditures, (c) schedules of executory contracts and unexpired leases, and (d) statements of financial affairs; (ii) waiving the requirement to file a list of equity security holders; and (iii) granting related relief.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 15, 2020

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 15, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by  the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

Date:	April 16, 2020	By:	/s/ Anthony C. Schnur
Anthony C. Schnur
Interim Chief Executive Officer, Interim Chief Financial Officer and Chief Restructuring Officer